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                                                                    EXHIBIT 23.2



           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS
           ---------------------------------------------------------


     We hereby consent to the use of our name and information related to reserves in the Annual Report on Form 10-K of Western Gas Resources, Inc. and Subsidiaries (the "Company") for the year ended December 31, 2000.


                                   NETHERLAND, SEWELL & ASSOCIATES, INC.



                                   By:  /S/ Frederic D. Sewell
                                      -------------------------
                                        Frederic D. Sewell
                                        President

Dallas, Texas
February 16, 2001